SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                         -----------------------------

                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                        ------------------------------

              Date of Report (date of earliest event reported):
                      March 5, 1996 (February 28, 1996)

                      Rockefeller Center Properties, Inc.
            (Exact name of registrant as specified in its charter)


        Delaware                     1-8971                  13-3280472
        --------                     ------                  ----------
     (State or other             (Commission File         (I.R.S. Employer
     jurisdiction of                 Number)             Identification No.)
     incorporation)


     1270 Avenue of the Americas, New York, New York         10020
------------------------------------------------------      ---------
          (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 698-1440







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ITEM 5 OTHER EVENTS

            On February 29, 1996, Rockefeller Center Properties, Inc. ("RCPI") received the combined financial statements of Rockefeller Center Properties and RCP Associates (collectively, the "Borrower") for the year ended December 31, 1995. A copy of the financial statements, together with the report thereon of Ernst & Young LLP, independent auditors, is filed herewith as Exhibit 20.1 and is incorporated herein by reference.

            On February 28, 1996, Zell/Merrill Lynch Real Estate Opportunity Partners Limited Partnership III ("ZML") filed a complaint and a motion for a preliminary injunction against RCPI. The action is captioned Zell/Merrill Lynch Real Estate Opportunity Partners Limited Partnership III v. Rockefeller Center Properties, Inc., 96 Civ. 1445, and is pending in the United States Federal District Court for the Southern District of New York. The complaint alleges that RCPI breached the Investment Agreement, dated August 18, 1995, between and among RCPI and ZML (the "Investment Agreement") by failing to sell to ZML 1,788,908 common shares of RCPI and by failing to appoint a person designated by ZML to RCPI's Board of Directors. ZML seeks specific performance of the Investment Agreement. A copy of the complaint is filed herewith as Exhibit 99.1. ZML's motion for a preliminary injunction seeks to enjoin the March 25, 1996 Special Meeting of RCPI's stockholders pending resolution of ZML's claim for specific performance. RCPI intends to vigorously contest both the motion for a preliminary injunction and the underlying action and RCPI does not believe that ZML is entitled to the relief requested. A hearing on the motion for a preliminary injunction is scheduled for March 19, 1996.







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                                      3




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibits

                    The following are being filed as exhibits to this Report:

            (20.1) Combined Financial Statements of Rockefeller Center Properties and RCP Associates for the year ended December 31, 1995, together with the report thereon of Ernst & Young LLP, independent auditors.

            (99.1) Complaint No. 96 Civ. 1445 in the action encaptioned Zell/Merrill Lynch Real Estate Opportunity Partners Limited Partnership III v. Rockefeller Center Properties, Inc. dated February 28, 1996.








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                                      4


                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                  ROCKEFELLER CENTER PROPERTIES, INC.
                              (Registrant)



                    By:     /s/ RICHARD M. SCARLATA
                            -----------------------
                    Name:   Richard M. Scarlata
                    Title:  President and Chief Executive Officer (Principal
                            Financial Officer and Principal Accounting Officer)

Dated: March 5, 1996






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                                5

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                  DESCRIPTION

20.1 Combined Financial Statements of Rockefeller Center Properties and RCP Associates for the year ended December 31, 1995, together with the report thereon of Ernst & Young LLP, independent auditors.


99.1        Complaint No. 96 Civ. 1445 in the action encaptioned
            Zell/Merrill Lynch Real Estate Opportunity Partners Limited Partnership III v. Rockefeller Center Properties, Inc. dated February 28, 1996.